Advisory Research International Small Cap Value Fund - Investor Class (ADVIX)
Advisory Research International Small Cap Value Fund – Class I (ADVLX)

Summary Prospectus	March 4, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.advisoryresearch.com/solutions/mutual-funds/international-small-cap-value-fund. You may also obtain this information at no cost by calling 1-888-665-1414 or by sending an e-mail request from the Fund’s website at: www.advisoryresearch.com. The Fund's Prospectus and SAI, both dated March 1, 2015, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Advisory Research International Small Cap Value Fund (the “Fund”) is to seek long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.90%		0.90%
Distribution (Rule 12b-1) fees		None		None
Other expenses		0.35%		0.33%
Shareholder servicing fee	0.02%		None
All other expenses	0.33%		0.33%
Acquired fund fees and expenses		0.01%		0.01%
Total annual fund operating expenses		1.26%		1.24%
Fees waived and/or expenses reimbursed[1]		(0.08%)		(0.08%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses [1]		1.18%		1.16%

[1]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.30% and 1.15% of the average daily net assets of the Investor Class shares and Class I shares, respectively. This agreement is in effect until February 28, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares	$120	$392	$684	$1,516
Class I shares	$118	$386	$673	$1,493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies and will invest at least 75% of its net assets in securities of companies located outside of the United States. The Fund considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the MSCI EAFE Small Cap Index at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. As of December 31, 2014, the market capitalizations of companies included in the MSCI EAFE Small Cap Index were between $ 37.4 million and $7.9 billion. Investments in companies that move above or below the capitalization range of the MSCI EAFE Small Cap Index may continue to be held by the Fund in the Fund advisor’s sole discretion. From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

The Fund’s advisor uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that it believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage. The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities. The Fund invests primarily in equity securities of foreign (non-U.S.) companies located in developed countries but may also invest in emerging markets. The Fund generally will invest in a portfolio of 60 to 80 securities of companies located in different countries and regions. From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

The Fund also may invest in American, European, and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively), and exchange-traded funds (“ETFs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Geographic (Japan) Risk. As of October 31, 2014, the Fund invested 27.9% of its total assets in Japanese securities. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Sector Risk. From time to time, the Fund may invest a significant amount of its total assets in certain sectors of the economy. Each of those sectors may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies, which may impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuation and access to equity funding. For example, as of October 31, 2014, the Fund invested 24.9% of its total assets in the Finance sector. Performance of companies in the Finance sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor Class shares and by showing how the average annual total returns of Investor Class shares of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.advisoryresearch.com. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (before taxes) for Investor Class shares
For each calendar year at NAV

During the period of time shown in the bar chart, the highest return for a calendar quarter was 11.74% (quarter ended 3/31/2012), and the lowest return for a calendar quarter was -17.21% (quarter ended 9/30/2011).

Average Annual Total Returns for periods ended December 31, 2014	One Year	Three Years	Since Inception (3/31/10)*
Investor Class Return Before Taxes	(2.85)%	13.59%	7.85%
Investor Class Return After Taxes on Distributions**	(4.90)%	11.98%	6.54%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares**	(0.19)%	10.54%	6.08%
Class I Shares – Return Before Taxes	(2.82)%	13.71%	7.98%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	(4.90)%	11.06%	5.43%
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	(4.95)%	13.83%	8.04%

*	The Investor Class commenced operations on March 31, 2010. Class I commenced operations on December 31, 2013. The performance figures for Class I include the performance for the Investor Class for the period prior to December 31, 2013.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Advisory Research, Inc. (“ARI” or the “Advisor”)

Portfolio Managers

Jonathan P. Brodsky, Drew Edwards and Marco P. Priani have served as the portfolio managers of the Fund since its inception.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

	Investor Class		Class I
Minimum Investments	To Open Your Account	To Add to Your Account	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500	$500,000	$500
Direct Retirement Accounts	$2,500	$500	$500,000	$500
Automatic Investment Plan	$2,500	$100	$500	$100
Gift Account For Minors	$2,500	$500	$500,000	$500

Fund shares are redeemable on any business day the New York Stock Exchange (the NYSE”) is open for business by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.